UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 3, 2019

DUKE REALTY CORPORATION
DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

600 East 96th Street
Suite 100
Indianapolis, IN 46240
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DRE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 3, 2019, Mr. Steven W. Schnur was promoted from his current role as Senior Regional Executive Vice President to the role of Executive Vice President and Chief Operating Officer of Duke Realty Corporation, an Indiana corporation (the “Company”).

Mr. Schnur, age 45, has served as Senior Regional Executive Vice President of the Company since May 2017. Prior to being named Senior Regional Executive Vice President, Mr. Schnur served as Executive Vice President, Central Region from January 2015 until May 2017; Senior Regional, Senior Vice President from August 2014 until January 2015; Senior Vice President, Midwest Region from December 2013 until August 2014; and Senior Vice President, Chicago from October 2004 until December 2013. Mr. Schnur began his career with the Company as a Vice President, Leasing in September 2003. Prior to that, Mr. Schnur was Director of Real Estate for Opus North Corporation.

In connection with Mr. Schnur’s service as Executive Vice President and Chief Operating Officer, he will be paid a base salary of $485,000, with a target annual incentive bonus of 130% of his base salary and a long-term equity-based incentive award of 240% of his base salary.

There are no family relationships between Mr. Schnur and any director or executive officer of the Company, there is no arrangement or understanding between Mr. Schnur and any other person pursuant to which he was selected as an officer, and there are no relationships or related transactions between Mr. Schnur and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01.    Regulation FD Disclosure.

On September 4, 2019, the Company issued a press release announcing the appointment of Mr. Schnur as Executive Vice President and Chief Operating Officer. The entire text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including the related information set forth in the press release attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.     Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated September 4, 2019.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
____________________________

*	The press release attached hereto as Exhibit 99.1 is “furnished” and not “filed,” as described in Item 7.01 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION
By: /s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP
By: Duke Realty Corporation, its general partner

By: /s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

Dated: September 4, 2019